Exhibit 99.2 TREMONT MORTGAGE TRUST TRMT Nasdaq Listed Third Quarter 2019 Supplemental Operating and Financial Data 1711 Caroline Street, Houston, TX $28.0 Million First Mortgage Whole Loan Tremont Mortgage Trust Confidential Supplemental Operating and Financial Data, September 30, 2019All amounts in this report are unaudited 1

TABLE OF CONTENTS CORPORATE INFORMATION Page Company Profile 4 Investor Information 5 Research Coverage 6 Key Definitions 7 TABLE OF CONTENTS TABLE FINANCIALS Third Quarter 2019 Highlights 9 Condensed Consolidated Balance Sheets 10 Condensed Consolidated Statements of Operations 11 Condensed Consolidated Statements of Cash Flows 12 Debt Summary 14 Reconciliation of Net Income (Loss) to Core Earnings (Loss) 15 PORTFOLIO OVERVIEW Third Quarter 2019 Portfolio Summary 17 Loan Investment Details 18 Loan Portfolio Diversification 19 Interest Rate Sensitivity 20 Capital Structure Overview 21 WARNING CONCERNING FORWARD-LOOKING STATEMENTS 22 Tremont Mortgage Trust ConfidentialSupplemental Operating and Financial Data, September 30, 2019 2

CORPORATE INFORMATION Barrington Business Center 1 Commerce Drive, Barrington, NJ $37.6 Million First Mortgage Whole Loan ‹#›

COMPANY PROFILE

COMPANY PROFILE

TREMONT MORTGAGE TRUST

The Company:

Tremont Mortgage Trust, or TRMT, we, our or us, is a real estate investment trust, or REIT, that focuses on originating and investing in floating rate first mortgage whole loans secured by middle market and transitional commercial real estate, or CRE. We define middle market CRE as commercial properties that have values up to $75.0 million and transitional CRE as commercial properties subject to redevelopment or repositioning activities that are expected to increase the value of the properties.

Management:

Our Manager, Tremont Realty Advisors LLC, is registered with the Securities and Exchange Commission, or SEC, as an investment adviser and is owned by The RMR Group LLC, or RMR LLC, the majority owned operating subsidiary of The RMR Group Inc., or RMR Inc., a holding company listed on The Nasdaq Stock Market LLC, or Nasdaq, under the symbol "RMR". We collectively refer to RMR Inc. and its consolidated subsidiaries, including RMR LLC, as RMR.

RMR is an alternative asset management company that was founded in 1986 to manage real estate companies and related businesses. RMR primarily provides management services to four publicly traded equity REITs and three real estate related operating businesses. In addition to managing TRMT, RMR manages Service Properties Trust (formerly known as Hospitality Properties Trust), a REIT that owns a diverse portfolio of hotels and net lease service and necessity-based retail properties, Industrial Logistics Properties Trust, a REIT that owns industrial and logistics properties, Office Properties Income Trust, a REIT that owns buildings primarily leased to single tenants and those with high credit quality characteristics such as government entities, and Senior Housing Properties Trust, a REIT that primarily owns healthcare, senior living and medical office buildings. RMR also provides management services to Five Star Senior Living Inc., a publicly traded operator of senior living communities, Sonesta International Hotels Corporation, a privately owned operator and franchisor of hotels and cruise boats, and TravelCenters of America LLC, a publicly traded operator and franchisor of travel centers along the U.S. Interstate Highway System, standalone truck services facilities and restaurants. RMR also advises the RMR Real Estate Income Fund, a publicly traded closed end fund that invests in publicly traded securities of real estate companies, through a wholly owned SEC registered investment advisory subsidiary, as well as manages the RMR Office Property Fund, a private, open end core plus fund focused on the acquisition, ownership and leasing of a diverse portfolio of multi-tenant office properties throughout the U.S. As of September 30, 2019, RMR had $32.8 billion of real estate assets under management and the combined RMR managed companies had approximately $12 billion of annual revenues, over 2,200 properties and nearly 50,000 employees.

We believe our Manager's relationship with RMR provides us with a depth of market knowledge that may allow us to identify more investment opportunities and to evaluate them more thoroughly than many of our competitors, including other commercial mortgage REITs. We also believe RMR's broad platform provides us with access to RMR's extensive network of real estate owners, operators, intermediaries, sponsors, financial institutions and other real estate related professionals and businesses with which RMR has historical relationships. We also believe that our Manager provides us with significant experience and expertise in investing in investments in middle market and transitional CRE.

Corporate Headquarters:
Two Newton Place
255 Washington Street, Suite 300
Newton, MA 02458-1634
(617) 796-8317

Stock Exchange Listing:
Nasdaq

Trading Symbol:
Common Shares: TRMT

Key Data (as of and for the three months ended September 30, 2019):
(dollars in 000s)

Q3 2019 income from investments, net	$ 2,967
Q3 2019 net income	$ 2,056
Q3 2019 Core Earnings [(1)]	$ 2,136
Loans held for investment, net	$ 207,464
Total Assets	$ 217,783

(1) See Key Definitions on page 7 for a definition of Core Earnings (Loss), a description of why we believe it's an appropriate supplemental measure and a description of how we use this measure. See page 15 for the calculation of Core Earnings (Loss) and a reconciliation of net income (loss) determined in accordance with U.S. generally accepted accounting principles, or GAAP, to this amount.

Tremont Mortgage Trust
Supplemental Operating and Financial Data, September 30, 2019
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INVESTOR INFORMATION Board of Trustees John L. Harrington Joseph L. Morea Jeffrey P. Somers Independent Trustee Independent Trustee Independent Trustee David M. Blackman Adam D. Portnoy Managing Trustee Managing Trustee INVESTOR INFORMATION INVESTOR Senior Management David M. Blackman G. Douglas Lanois President and Chief Executive Officer Chief Financial Officer and Treasurer Contact Information Investor Relations Inquiries Tremont Mortgage Trust Financial inquiries should be directed to Two Newton Place G. Douglas Lanois, Chief Financial Officer and Treasurer, 255 Washington Street, Suite 300 at (617) 658-0755 or dlanois@tremontadv.com Newton, MA 02458-1634 (617) 796-7651 Investor and media inquiries should be directed to cranjitkar@trmtreit.com Christopher Ranjitkar, Senior Director, Investor Relations, www.trmtreit.com at (617) 796-7651 or cranjitkar@trmtreit.com Tremont Mortgage Trust ConfidentialSupplemental Operating and Financial Data, September 30, 2019 5

RESEARCH COVERAGE Equity Research Coverage UBS Securities, LLC Citibank Global Markets, Inc Brock Vandervliet Arren Cyganovich, CFA RESEARCH COVERAGE (212) 713-2382 (212) 816-3733 brock.vandervliet@ubs.com arren.cyganovich@citi.com JMP Securities, LLC Steven C. Delaney (212) 906-3517 sdelaney@jmpsecurities.com TRMT is followed by the analysts listed above. Please note that any opinions, estimates or forecasts regarding TRMT’s performance made by these analysts do not represent opinions, forecasts or predictions of TRMT or its management. TRMT does not by its reference above imply its endorsement of or concurrence with any information, conclusions or recommendations provided by any of these analysts. Tremont Mortgage Trust ConfidentialSupplemental Operating and Financial Data, September 30, 2019 6

KEY DEFINITIONS Non-GAAP Financial Measures: We present Core Earnings (Loss) which is considered a “non-GAAP financial measure” within the meaning of the applicable SEC rules. Core Earnings (Loss) does not represent net income (loss) or cash generated from operating activities and should not be considered as an alternative to net income (loss) determined in accordance with GAAP or an indication of our cash flows from operations determined in accordance with GAAP, a measure of our liquidity or operating performance or an indication of funds available for our cash needs. In addition, our methodology for calculating Core Earnings (Loss) may differ from the methodologies employed by other companies to calculate the same or similar supplemental performance measures; therefore, our reported Core Earnings (Loss) may not be comparable to the core earnings as reported by other companies. We believe that Core Earnings (Loss) provides meaningful information to consider in addition to net income and cash flows from operating activities determined in accordance with KEY DEFINITIONS KEY GAAP. This measure helps us to evaluate our performance excluding the effects of certain transactions and GAAP adjustments that we believe are not necessarily indicative of our current loan portfolio and operations. In addition, Core Earnings (Loss) is used in determining the amount of business management and incentive fees payable by us to our Manager under our management agreement. Core Earnings (Loss) We calculate Core Earnings (Loss) as net income (loss), computed in accordance with GAAP, including realized losses not otherwise included in net income (loss) determined in accordance with GAAP, and excluding: (a) the incentive fees earned by our Manager (if any); (b) depreciation and amortization (if any); (c) non-cash equity compensation expense; (d) unrealized gains, losses and other similar non-cash items that are included in net income (loss) for the period of the calculation (regardless of whether such items are included in or deducted from net income (loss) or in other comprehensive income (loss) under GAAP) (if any); and (e) one time events pursuant to changes in GAAP and certain non-cash items (if any). Other Measures: All in yield: All in yield is inclusive of the amortization of deferred fees over the initial term of the loan. Maximum Maturity: Maximum maturity assumes all extension options are exercised, which options are subject to the borrower meeting certain conditions. LTV: Loan to Value Ratio, or LTV, represents the initial loan amount divided by the underwritten in-place value at closing. Tremont Mortgage Trust ConfidentialSupplemental Operating and Financial Data, September 30, 2019 7

FINANCIALS West Park I, St. Louis, MO Part of West Park I, West Park II and Pine View Point Office Portfolio $29.5 Million First Mortgage Whole Loan ‹#›

THIRD QUARTER 2019 HIGHLIGHTS

THIRD QUARTER 2019 HIGHLIGHTS [1]

TREMONT MORTGAGE TRUST

Financial Results

- Net income and Core Earnings[2] of $2.1 million, or $0.25 and $0.26 per diluted common share, respectively.
- Income from investments, net, of $3.0 million.
- Book value per common share of $10.52.
- Distribution of $0.22 per common share distribution declared October 2019 and payable November 2019.

Loan Portfolio

- Ten first mortgage whole loans diversified among office, retail, multifamily, industrial and hotel collateral, with an aggregate loan commitment of $227.2 million.
- Weighted average maturity of 3.6 years based on maximum maturities [2].
- Weighted average coupon of 5.85% and all in yield[2] of 6.51%.
- Two loans with an aggregate principal balance of $53.6 million were repaid during the quarter.

Capitalization

- $24.2 million available for immediate advancement under our master repurchase facility with Citibank, N.A., or our Master Repurchase Facility with an additional $58.0 million unused capacity.
- Repaid $22.4 million under the Master Repurchase Facility with the proceeds of borrower repayments.
- Repaid $31.7 million principal balance outstanding under our term loan with Texas Capital Bank, National Association, with the repayment proceeds related to our loan held for investment associated with a hotel located in Queens, NY.
- In place leverage of $131.3 million.

Interest Rates

- All loans held for investment have floating interest rates and borrowers have required hedging instruments to mitigate interest rate risk.
- Secured borrowings subject to floating interest rates.
- Floating rate assets and floating rate liabilities support earnings stability.

(1) As of September 30, 2019, unless otherwise stated.
(2) See Key Definitions on page 7 for definitions of Core Earnings, maximum maturity and all in yield.

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CONDENSED CONSOLIDATED BALANCE SHEETS (dollars in thousands, except per share data) September 30, December 31, 2019 2018 ASSETS Cash and cash equivalents $ 9,244 $ 27,024 Restricted cash 110 311 Loans held for investment, net 207,464 135,844 Accrued interest receivable 711 344 Prepaid expenses and other assets 254 390 Total assets $ 217,783 $ 163,913 LIABILITIES AND SHAREHOLDERS' EQUITY FinancialAccounts payable, accrued liabilities and deposits $ 759 $ 935 Master repurchase facility, net 130,312 71,691 Note payable, net — 31,485 SummaryDue to related persons 33 134 Total liabilities 131,104 104,245 Commitments and contingencies Shareholders' equity: Common shares of beneficial interest, $0.01 par value per share; 25,000,000 shares authorized; 8,240,057 and 3,178,817 shares issued and outstanding, respectively 82 32 CONDENSED CONSOLIDATED BALANCE SHEETS CONDENSED CONSOLIDATED Additional paid in capital 88,827 62,540 Cumulative net income (loss) 624 (2,904) Cumulative distributions (2,854) — Total shareholders’ equity 86,679 59,668 Total liabilities and shareholders' equity $ 217,783 $ 163,913 Tremont Mortgage Trust ConfidentialSupplemental Operating and Financial Data, September 30, 2019 10

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (amounts in thousands, except per share data) Three Months Ended September 30, Nine Months Ended September 30, 2019 2018 2019 2018 INCOME FROM INVESTMENTS: Interest income from investments $ 4,959 $ 1,385 $ 11,872 $ 2,113 Less: interest and related expenses (1,992) (563) (5,572) (666) Income from investments, net 2,967 822 6,300 1,447 OTHER EXPENSES: Management fees (1) — — — 447 General and administrative expenses 541 510 1,662 1,668 Reimbursement of shared services expenses 370 375 1,110 1,125 Total expenses 911 885 2,772 3,240 Net income (loss) $ 2,056 $ (63) $ 3,528 $ (1,793) Weighted average common shares outstanding - basic and diluted 8,156 3,129 5,583 3,121 Net income (loss) per common share - basic and diluted $ 0.25 $ (0.02) $ 0.63 $ (0.57) (1) In June 2018, our Manager agreed to waive any base management fees otherwise due and payable pursuant to our management agreement for the period beginning July 1, 2018 until June 30, 2020. As a result, we did not recognize any base management fees for the three or nine months ended September 30, 2019 or the three months ended September 30, 2018. If our Manager had not agreed to waive these base management fees, we would have recognized base management fees of $322 and $812 for the three and nine months ended September 30, 2019, respectively, and $222 for the three months ended September 30, 2018, which would have resulted in our recognizing $669 of total base management fees for the nine months ended September 30, 2018 (including the $447 of business management fees actually recognized). CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS STATEMENTS CONDENSED CONSOLIDATED Tremont Mortgage Trust ConfidentialSupplemental Operating and Financial Data, September 30, 2019 11

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (dollars in thousands) For the Nine Months Ended September 30, 2019 2018 CASH FLOWS FROM OPERATING ACTIVITIES: Net income (loss) $ 3,528 $ (1,793) Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities: Share based compensation 300 349 Amortization of deferred financing costs 502 184 Amortization of loan origination and exit fees (1,333) (145) Changes in operating assets and liabilities: Accrued interest receivable (367) (293) Prepaid expenses and other assets 136 5 FinancialAccounts payable, accrued liabilities and deposits (176) 275 Due to related persons (101) (731) SummaryNet cash provided by (used in) operating activities 2,489 (2,149) CASH FLOWS FROM INVESTING ACTIVITIES: Origination of loans held for investment (119,062) (81,519) Additional funding of loans held for investment (4,835) — Repayment of loans held for investment 53,610 — Net cash used in investing activities (70,287) (81,519) CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS STATEMENTS CONDENSED CONSOLIDATED Tremont Mortgage Trust ConfidentialSupplemental Operating and Financial Data, September 30, 2019 12

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (CONTINUED)

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (CONTINUED)

TREMONT MORTGAGE TRUST

(dollars in thousands)

	For the Nine Months Ended September 30, 2019	For the Nine Months Ended September 30, 2018
CASH FLOWS FROM FINANCING ACTIVITIES:		
Proceeds from master repurchase facility	92,983	21,583
Repayment of master repurchase facility	(34,312)	—
Proceeds from RMR credit agreement	14,220	—
Repayment of RMR credit agreement	(14,220)	—
Proceeds from note payable	—	31,690
Repayment of note payable	(31,690)	—
Payments of deferred financing costs	(347)	(1,045)
Proceeds from issuance of common shares, net	26,074	—
Repurchase of common shares	(37)	(25)
Distributions	(2,854)	—
Net cash provided by financing activities	49,817	52,203
Decrease in cash, cash equivalents and restricted cash	(17,981)	(31,465)
Cash, cash equivalents and restricted cash at beginning of period	27,335	61,666
Cash, cash equivalents and restricted cash at end of period	$ 9,354	$ 30,201
SUPPLEMENTAL DISCLOSURES:		
Interest paid	$ 4,974	$ 382

SUPPLEMENTAL DISCLOSURE OF CASH, CASH EQUIVALENTS AND RESTRICTED CASH:

The following table provides a reconciliation of cash, cash equivalents and restricted cash reported within the condensed consolidated balance sheets to the amounts shown in the condensed consolidated statements of cash flows:

	As of September 30, 2019	As of September 30, 2018
Cash and cash equivalents	$ 9,244	$ 30,101
Restricted cash	110	100
Total cash, cash equivalents and restricted cash shown in the condensed consolidated statements of cash flows	$ 9,354	$ 30,201

Tremont Mortgage Trust
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DEBT SUMMARY (dollars in thousands) As of September 30, 2019 Coupon Rate Initial Maturity Date Principal Balance DEBT SUMMARY Financings Under Master Repurchase Facility (Repo): Office, Metairie, LA L + 2.35% 04/11/2021 $ 12,377 Office, Houston, TX L + 2.15% 06/26/2021 9,544 Retail, Paradise Valley, AZ L + 2.10% 11/30/2020 4,415 Office, St. Louis, MO L + 1.85% 11/06/2021 19,830 Hotel, Atlanta, GA L + 2.00% 11/06/2021 16,425 Multifamily, Rochester, NY L + 2.00% 11/06/2021 9,714 Retail, Coppell, TX L + 2.10% 02/05/2021 1,032 Industrial, Barrington, NJ L + 2.00% 11/06/2021 26,175 Multifamily, Houston, TX L + 1.85% 11/09/2020 21,980 Retail, Omaha, NE L + 2.00% 11/06/2021 9,761 Total/weighted average L + 2.00% $ 131,253 Tremont Mortgage Trust ConfidentialSupplemental Operating and Financial Data, September 30, 2019 14

RECONCILIATION OF NET INCOME (LOSS) TO CORE EARNINGS (LOSS)(1) ) (amounts in thousands, except per share data) Three Months Ended September 30, Nine Months Ended September 30, 2019 2018 2019 2018 Reconciliation of Net Income (Loss) to Core Earnings (Loss): (1) Net income (loss) $ 2,056 $ (63) $ 3,528 $ (1,793) Non-cash equity compensation expense 80 118 300 349 Core Earnings (Loss) $ 2,136 $ 55 $ 3,828 $ (1,444) Weighted average common shares outstanding - basic and diluted 8,156 3,129 5,583 3,121 Core Earnings (Loss) per common share - basic and diluted $ 0.26 $ 0.02 $ 0.69 $ (0.46) (1) See Key Definitions on page 7 for a definition of Core Earnings (Loss), a description of why we believe it's an appropriate supplemental measure and a description of how we use this measure. RECONCILIATION OF NET INCOME (LOSS) TO CORE EARNINGS (LOSS) OF NET INCOME (LOSS) TO RECONCILIATION Tremont Mortgage Trust ConfidentialSupplemental Operating and Financial Data, September 30, 2019 15

PORTFOLIO OVERVIEW West Park I, St. Louis, MO Part of West Park I, West Park II and Pine View Point Office Portfolio $29.5 Million First Mortgage Whole Loan ‹#›

THIRD QUARTER 2019 PORTFOLIO SUMMARY (dollars in thousands) Third Quarter 2019 Portfolio Activity Unfunded Commitments Portfolio Summary as of September 30, 2019 $1,466 $53,610 Number of loans 10 $227,157 Total Commitments $18,813 Unfunded Commitments Average loan commitment $22,716 Principal Balance $260,488 Principal Balance Total loan commitments $227,157 $208,344 Unfunded loan commitments $18,813 Principal balance $208,344 Q2 2019 Portfolio Funding Repayments Q3 2019 Portfolio Weighted average coupon rate 5.85% Loan Originations by Quarter $80,100 Total Commitments $4,710 Unfunded Commitments Weighted average all in yield (1) 6.51% $66,290 (1) THIRD QUARTER 2019 PORTFOLIO SUMMARY Weighted average maximum maturity 3.6 $12,063 $55,210 (1) Weighted average LTV 70% $1,917 $47,465 $2,865 $75,390 Principal Balance (1) See Key Definitions on page 7 for definitions of all in yield, maximum maturity and LTV. $53,293 $54,227 $44,600 $0 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019 Tremont Mortgage Trust ConfidentialSupplemental Operating and Financial Data, September 30, 2019 17

LOAN INVESTMENT DETAILS

LOAN INVESTMENT DETAILS

TREMONT MORTGAGE TRUST

(dollars in thousands)

First Mortgage Whole Loans as of September 30, 2019:

Location	Property Type	Origination Date	Committed Principal Amount	Principal Balance	Coupon Rate	All in Yield [(1)]	Maximum Maturity [(1)] (date)	Maximum Maturity (years remaining)[(1)]	LTV [(1)]
Metairie, LA	Office	04/11/2018	$ 18,102	$ 16,679	L + 5.00%	L + 5.66%	04/11/2023	3.6	79%
Houston, TX	Office	06/26/2018	15,200	13,719	L + 4.00%	L + 4.61%	06/26/2023	3.8	69%
Paradise Valley, AZ	Retail	11/30/2018	12,790	6,400	L + 4.25%	L + 6.16%	11/30/2022	3.2	48%
St. Louis, MO	Office	12/19/2018	29,500	26,637	L + 3.25%	L + 3.76%	12/19/2023	4.3	72%
Atlanta, GA	Hotel	12/21/2018	24,000	23,218	L + 3.25%	L + 3.73%	12/21/2023	4.3	62%
Rochester, NY	Multifamily	01/22/2019	24,550	24,550	L + 3.25%	L + 3.86%	01/22/2024	4.4	74%
Coppell, TX	Retail	02/05/2019	22,915	21,751	L + 3.50%	L + 4.26%	02/05/2021	1.4	73%
Barrington, NJ	Industrial	05/06/2019	37,600	34,900	L + 3.50%	L + 4.05%	05/06/2023	3.7	79%
Houston, TX	Multifamily	05/10/2019	28,000	27,475	L + 3.50%	L + 4.37%	11/10/2022	3.2	56%
Omaha, NE	Retail	06/14/2019	14,500	13,015	L + 3.65%	L + 4.05%	06/14/2024	4.8	77%
Total/weighted average			$ 227,157	$ 208,344	L + 3.60%	L + 4.25%		3.6	70%

(1) See Key Definitions on page 7 for definitions of LTV, all in yield and maximum maturity.

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LOAN PORTFOLIO DIVERSIFICATION (dollars in thousands) Geographic Diversification by Investment (based on book value of loans held for investment as of September 30, 2019) Maximum Maturity Profile (1) (based on principal balance as of September 30, 2019) Midwest: 19% East: 29% $125,730 $115,153 West: 3% $104,775 $83,820 South: 49% $62,865 Property Type by Investment $37,565 (based on book value of loans held for investment as of September 30, 2019) $41,910 $33,875 LOAN PORTFOLIO DIVERSIFICATION Retail $21,751 $20,955 Industrial: 17% Office: 27% $0 2019 2020 2021 2022 2023 2024 (1) See Key Definitions on page 7 for a definition of maximum maturity. Multifamily: 25% Hotel: 11% Retail: 20% Tremont Mortgage Trust ConfidentialSupplemental Operating and Financial Data, September 30, 2019 19

INTEREST RATE SENSITIVITY

INTEREST RATE SENSITIVITY

(dollars in thousands)


$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
-$200
Incremental Annual Income from Investments, Net
(1.00%)
(0.50%)
0.50%
1.00%
Change in USD LIBOR

The interest income on our loans held for investment and interest expense on our borrowings float with LIBOR. Because we generally lever approximately 75% of our investments, as LIBOR increases, our income from investments, net of interest and related expenses, will increase, and, as LIBOR decreases, our income from investments, net of interest and related expenses, will decrease. However, we have interest rate floor provisions in our loan agreements with borrowers which set a minimum LIBOR rate for each loan. Based on our loan portfolio at September 30, 2019, our weighted average floor rate was 2.19% and the LIBOR used in this analysis was fixed at 2.05%. We do not have a similar provision in our Master Repurchase Agreement. As a result, if LIBOR decreases below the floor established for any of our investments, our income from investments will decrease less than our borrowing costs and the net amount may result in an increase in our net investment income. The above table illustrates the incremental impact on our annual income from investments, net, due to increases and decreases in LIBOR of 50 basis points and 100 basis points in LIBOR taking into consideration our borrowers' interest rate floors as of September 30, 2019. The results in the table above are based on our current loan portfolio and debt outstanding at September 30, 2019. Any changes to the mix of investments or debt outstanding could have an impact on the sensitivity analysis above and this illustration is not meant to forecast future results.

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CAPITAL STRUCTURE OVERVIEW (amounts in thousands) Capital Structure Composition Leverage Capacity (1) (as of September 30, 2019) (as of September 30, 2019) $240,000 $220,000 $200,000 $180,000 Equity: 40% $82,229 $160,000 $140,000 $120,000 Repo: 60% $100,000 $131,253 $80,000 $60,000 Master Repurchase Facility Advanced Unused Capacity Debt to Investment Capital Structure Detail CAPITAL STRUCTURE OVERVIEW CAPITAL (as of September 30, 2019) (as of September 30, 2019) Maximum Coupon Initial Maturity Principal (1) $250,000 Credit Facilities Facility Size Rate Date Balance Master Repurchase Facility $ 213,482 L + 2.00% 11/06/2021 $ 131,253 $208,344 $200,000 Book Value per Common Share Shareholders’ equity $ 86,679 $150,000 $131,253 Total outstanding common shares 8,240 Book value per common share $ 10.52 $100,000 (1) Weighted average rate based on principal balances as of September 30, 2019. $50,000 $0 Investments Secured Financing Tremont Mortgage Trust ConfidentialSupplemental Operating and Financial Data, September 30, 2019 21

WARNING CONCERNING FORWARD-LOOKING STATEMENTS This supplemental operating and financial data may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other securities laws. Also, whenever we use words such as “believe”, “expect”, “anticipate”, “intend”, “plan”, “estimate”, “will”, “may” and negatives or derivatives of these or similar expressions, we are making forward-looking statements. These forward-looking statements are based upon our present intent, beliefs or expectations, but forward-looking statements are not guaranteed to occur and may not occur. Actual results may differ materially from those contained in or implied by our forward- looking statements. Forward-looking statements involve known and unknown risks, uncertainties and other factors, some of which are beyond our control.  The information contained in our filings with the SEC, including under “Risk Factors” in our periodic reports, or incorporated therein, identifies important factors that could cause our actual results to differ materially from those stated in or implied by our forward- looking statements. Our filings with the SEC are available on the SEC's website at www.sec.gov. You should not place undue reliance upon forward-looking statements. Except as required by law, we do not intend to update or change any forward-looking statements as a result of new information, future events or otherwise. WARNING CONCERNING FORWARD-LOOKING STATEMENTS CONCERNING FORWARD-LOOKING WARNING Tremont Mortgage Trust ConfidentialSupplemental Operating and Financial Data, September 30, 2019 22